Exhibit 10.31

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

AssuranceAmerica Corporation

Riveredge One Suite 600

5500 Interstate North Parkway

Atlanta, Georgia 30328

Attn: Mark H. Hain, EVP

DEED TO SECURE DEBT

THIS INDENTURE, (hereinafter referred to as this “Deed”) is made as of the 29th day of December, 2011, between Guy W. Millner and Virginia Millner, husband and wife (hereinafter referred to as “Grantor”), as Grantor, having a mailing address of 3640 Tuxedo Road, Atlanta, Ga. and AssuranceAmerica Corporation, a Nevada corporation (hereinafter referred to as “Grantee”), as Grantee, having a mailing address of 5500 Interstate North Parkway, Suite 600, Atlanta, Ga. 30328;

W I T N E S S E T H

That Grantor, for and in consideration of the sum of Ten and NO/100 Dollars ($10.00) in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee, its heirs, successors and assigns, the land, together with all of Grantor’s right, title and interest in and to the improvements, fixtures, equipment, and personal property, if any, located thereon, which is described on Exhibit A attached hereto and by reference made a part hereof (hereinafter referred to as the “Premises”).

TO HAVE AND TO HOLD the said bargained Premises with all and singular the rights, members and appurtenances thereto appertaining, to the only proper use, and benefit of Grantee, their heirs, successors and assigns, in fee simple; and Grantor, hereby covenants that it is lawfully seized and possessed of said Premises, and has good right to convey it, and that it is unencumbered except for those matters disclosed on Exhibit B attached hereto and by reference made a part hereof (hereinafter referred to as the “Permitted Title Exceptions”); and that the said bargained Premises, unto Grantee, their heirs, successors and assigns, against Grantor, the successors and assigns of Grantor, and against all and every other person or persons claiming by, through or under Grantor shall and will WARRANT AND FOREVER DEFEND, except for claims arising under the Permitted Title Exceptions.

This conveyance is made under the provisions of Chapter 44-14 of the Official Code of Georgia Annotated (1982), and upon payment of the debt hereby secured this security deed shall be canceled and surrendered pursuant thereto, the debt hereby secured being one note of even date herewith from Guy W. Millner (“Millner”) to Grantee in the amount of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) which matures on or before December 28, 2018 (hereinafter referred to as the “Note”). It is the intent of the parties that this instrument shall operate as a deed and not as a mortgage.

It is the intention of this instrument to secure the indebtedness hereinabove described along with any and all modifications, renewals and extensions thereof; and if any portion of said indebtedness or any provision of this instrument shall be held invalid for any reason, it is the intent of the parties that such portion shall be severable, and such invalidity shall not affect the remainder of said debt or instrument. No release of any part of the property herein described or extension of all or any part of the indebtedness hereby secured shall affect the priority of this instrument.

Grantee will comply with all statutes, ordinances and requirements of any governmental authority relating to the Premises and Grantor covenants to pay all taxes and assessments that may be liens upon said Premises, as they become due; and to keep the improvements on said Premises fully insured against loss by fire and other hazards as may, from time to time, be reasonably required by Grantee in amounts and companies reasonably determined by Grantor and with mortgage clause approved by Grantee, and shall deliver the policies of insurance or certificates thereof and any renewals thereof to the said Grantee on request; and that any tax, assessment, prior lien or premium of insurance, not paid when due by the Grantor may be paid by the Grantee, and any sum so paid shall be added to the amount of said principal debt as part thereof, shall draw interest from the time of said payment at the rate set forth in the Note and shall, with interest, be covered by the security of this Deed.

In consideration of the loan made by Millner to Grantee, and to further secure the indebtedness of Millner to Grantee hereunder, Grantor hereby sells, assigns and transfers to Grantee all of the rent which shall hereafter become due or be paid on the above described Premises by virtue of leases to any party other than Grantor; but Grantee agrees that Grantor may continue to collect such rentals for so long as no default on the part of Grantor exists under the terms and conditions of this Deed which has not been cured following applicable notice and cure, and while no such default exists, Grantee waives its rights to and its interest in said rents, but upon any default in the performance of any agreement or covenant to be performed by Grantor under the terms of the Deed following notice and cure periods provided herein, Grantor agrees that Grantee may enter upon said Premises and collect the rents therefrom, and hereby constitutes Grantee as Grantor’s agent to declare the existence of a default hereunder following notice and cure periods provided herein, and Grantor hereby agrees that any third-party tenant in said Premises or any renting agent in charge thereof shall be, and is hereby, authorized when a default shall be so declared to exist, to pay any such rents to Grantee, to be applied toward the payment of the debt secured hereby or as provided by law.

Time being of the essence of this contract, the Grantee shall have the right to accelerate the maturity of the debt hereby secured, by declaring the entire debt to be in default and immediately due and payable, upon the failure of Millner to make any payment when due, pursuant to the note hereby secured for a period of thirty (30) days after receipt of written notice of such failure to Grantor and the then owner of the Premises (provided Grantee has been given notice of such change in ownership and an address for the new owner), or upon failure of Grantor to perform any other obligation or make any payment required of Grantor by the terms of this Deed for a period of thirty (30) consecutive calendar days after receipt of written notice to Grantor and the then owner of the Premises (provided Grantee has been given notice of such change in ownership and an address for the new owner) specifying such default. Grantee agrees that it shall send, simultaneously with any notices to Grantor under this Deed, photocopies of such notices to any subordinate Grantee(s) holding subordinate loans permitted hereunder at such addresses as Grantor shall provide Grantee in writing naming the holders of such subordinate loans. Grantee further agrees that it will execute and deliver to such subordinate Grantee(s), upon request therefor by Grantor, estoppel letters stating the outstanding principal amount of the indebtedness secured hereby, that such indebtedness is not in default, and the date of the last payment made thereon by Grantor, together with such other information as shall reasonably be required by such subordinate Grantee(s). Notwithstanding any taking of any Premises, herein conveyed and agreed to be conveyed, by eminent domain, alteration of the grade of any street or other injury to, or decrease in value of the Premises by any public or quasi-public authority or corporation, Grantor shall continue to pay principal and interest on the indebtedness secured hereby, and any reduction in the indebtedness secured hereby resulting from the application by Grantee of any award or payment for such taking, alteration, injury or decrease in value of the Premises, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt; and said award or payment may, at the option of Grantee, be retained and applied by Grantee toward payment of the indebtedness secured hereby or be paid over, wholly or in part, to Grantor for the purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking, alteration of grade, or other injury to the Premises, or for any other purpose or object satisfactory to Grantee, but Grantee shall not be obligated to see to the application of any amount paid over to Grantor.

In the event of default in repayment of the indebtedness hereby secured, either in due course and failure to cure such default within thirty (30) days after receipt of written notice of such default to Grantor and the then owner of the Premises with a copy thereof to subordinate Grantees as aforesaid or by acceleration as herein provided, or in the event of default in the performance of any of the obligations or payments required of the Grantor by the terms of this Deed for a period of thirty (30) consecutive calendar days after receipt of written notice to Grantor and the then owner of the Premises of which

Grantee has been made aware in accordance herewith specifying such default or in the event of any other default hereunder (with a copy thereof to subordinate Grantees as aforesaid), the Grantee shall be entitled to have a receiver appointed for the property herein described, in connection with or as a part of any proceeding to foreclose this deed or to enforce any of its terms or the collection of all or any part of said debt and Grantor agrees to the appointment of such receiver without proof of insolvency or other equitable grounds and hereby appoints the Grantee as attorney-in-fact with authority to consent for the Grantor to the appointment of such receiver.

In case the debt hereby secured shall not be paid when it becomes due by maturity in due course and failure to cure such default within thirty (30) days after receipt of written notice of such default to Grantor and the then owner of the Premises with a copy thereof to subordinate Grantees as aforesaid, or by reason of a default as herein provided and failure to cure such default within thirty (30) days after receipt of written notice of such default to Grantor and the then owner of the Premises with a copy thereof to subordinate Grantees as aforesaid, Grantor hereby grants to Grantee and assigns, the following irrevocable power of attorney. To sell the Premises or any part thereof at auction, at the usual place for conducting sales at the Court House in the County where the Premises or any part thereof lies, in said State, to the highest bidder for cash, after advertising the time, terms and place of such sale once a week for four weeks immediately preceding such sale (but without regard to the number of days) in a newspaper published in the County where the land lies, or in the paper in which the Sheriff’s advertisements for such County are published, all other notice being hereby waived by Grantor, and Grantee or any person on behalf of Grantee, or assigns, may bid and purchase at such sale and thereupon execute and deliver to the purchaser or purchasers at such sale a sufficient conveyance of said Premises in fee simple, which conveyance shall contain recitals as to the happening of the default upon which the execution of the power of sale herein granted depends, and Grantor hereby constitutes and appoints Grantee and assigns, the agent and attorney-in-fact of Grantor to make such recitals, and hereby covenants and agrees that the recitals so to be made by Grantee, their heirs, successors or assigns, shall be binding and conclusive upon Grantor, and the heirs, executors, administrators and assigns of Grantor, and that the conveyance to be made by Grantee, their heirs, successors or assigns, shall be effectual to bar all equity of redemption of Grantor, or the successors in interest of Grantor, in and to said Premises, and Grantee, their heirs, successors or assigns, shall collect the proceeds of such sale, and after reserving therefrom the entire amount of principal and interest due, together with the amount of any taxes or assessments or other payments, together with all costs and expenses of sale and reasonable attorneys’ fees, shall pay any overage to Grantor, or to the heirs or assigns of Grantor as provided by law. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise and are granted as cumulative to the remedies for collection of said indebtedness provided by law.

Grantor further covenants that in case of a sale as hereinbefore provided, Grantor, or any person in possession under Grantor, shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over.

Whenever the terms “Grantor” or “Grantee” are used in this deed such terms shall be deemed to include the heirs, administrators, executors, successors and assigns of said parties. All rights and powers herein granted to the Grantee shall inure to and include his, her or its heirs, administrators, executors, successors and assigns, and all obligations herein imposed on the Grantor shall extend to and include Grantor’s heirs, administrators, executors, successors and assigns. The title, interest, rights and powers granted herein by Grantor to Grantee, particularly the power of sale granted herein, shall inure to the benefit of anyone to whom Grantee shall assign the indebtedness herein secured, and/or convey the Premises herein described, as well as to the successors and legal representatives of Grantee.

This deed and the note or notes hereby secured shall be deemed and construed to be contracts executed and to be performed in Georgia.

All notices, requests, demands and other communications required or permitted to be given hereunder shall be sufficient if in writing and either (a) hand delivered, (b) sent by United States Certified Mail or Registered Mail, Return Receipt Requested, postage prepaid, or (c) sent by a nationally recognized courier service (such as Federal Express or Airborne), to the parties being given such notice at the following addresses:

Grantor:	Guy W. Millner
3640 Tuxedo Road
Atlanta, Ga. 30305

Grantee:	AssuranceAmerica Corporation
5500 Interstate North Parkway
Suite 600
Atlanta, Ga. 30328

Either party may change said address by giving the other party hereto notice of such change of address. Notice given as hereinabove provided shall be deemed given on the date of hand delivery, if delivered by hand, or on the date of its deposit in the United States mail or with such nationally recognized courier service, if so sent, and, unless such notice is sooner received, such notice shall be deemed received (i) on the date of personal delivery, if delivered by hand, (ii) on the third business day (excluding Saturday, Sunday and legal holidays) after the date of its deposit in the United States mail, if sent by United States mail as aforesaid, or (iii) on the second business day (excluding Saturday, Sunday and legal holidays), if sent by such nationally recognized courier service.

GRANTOR HEREBY WAIVES ANY RIGHT GRANTOR MAY HAVE UNDER THE CONSTITUTION OR THE LAWS OF THE STATE OF GEORGIA OR THE CONSTITUTION OR THE LAWS OF THE UNITED STATES OF AMERICA TO NOTICE, OTHER THAN EXPRESSLY PROVIDED FOR IN THIS DEED, OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY

PROVIDED BY THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT TO THE GRANTEE AND GRANTOR WAIVES GRANTOR’S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS DEED TO SECURE DEBT AND SECURITY AGREEMENT ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. ALL WAIVERS BY GRANTOR IN THIS PARAGRAPH HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER GRANTOR HAS BY GRANTOR’S ATTORNEY BEEN FIRST APPRISED OF AND COUNSELED WITH RESPECT TO GRANTOR’S POSSIBLE ALTERNATIVE RIGHTS.

GRANTOR’S INITIALS:

IN WITNESS WHEREOF, Grantor has hereto set its hand and seal the day and year first above written.

Signed, sealed and delivered	GRANTOR:
in the presence of:
GUY W. MILLNER, an individual

Unofficial Witness	Guy W. Millner

Notary Public
VIRGINIA MILLNER, an individual
(NOTARY SEAL)

My Commission Expires:	Virginia Millner

Deed Book 34256 Pg 633
Juanita Hicks
Clerk of Superior Court
Fulton County, Georgia

EXHIBIT “A”

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 140 OF THE 17TH DISTRICT OF FULTON COUNTY, GEORGIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TO FIND THE TRUE POINT OF BEGINNING, COMMENCE AT THE POINT OF INTERSECTION OF THE NORTHWESTERN RIGHT-OF-WAY LINE OF TUXEDO ROAD (HAVING A 50 FOOT RIGHT-OF-WAY WIDTH) WITH THE NORTHEASTERN RIGHT-OF-WAY LINE OF TUXEDO COURT (HAVING A 32 -FOOT RIGHT-OF-WAY WIDTH), IN LAND LOT 140 Of THE 17TH DISTRICT OF FULTON COUNTY, GEORGIA, WHICH POINT IS 1,344.69 FEET, AS MEASURED ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF TUXEDO ROAD, FROM THE POINT OF INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE TUXEDO ROAD WITH THE EASTERLY RIGHT-OF-WAY LINE OF NORTHSIDE DRIVE; RUN THENCE NORTHWESTERLY, ALONG THE NORTHEASTERN RIGHT-OF-WAY LINE OF TUXEDO COURT, THE FOLLOWING COURSES AND DISTANCES: NORTH 26 DEGREES 15 MINUTES 43 SECONDS WEST A DISTANCE OF 216.20 FEET TO A POINT, NORTHWESTERLY ALONG THE ARC OF A 167.29 FOOT RADIUS CURVE AN ARC DISTANCE OF 61.20 FEET TO A POINT (SAID ARC BEING SUBTENDED BY A CHORD THAT LIES TO THE SOUTHWEST OF SAID ARC AND THAT HAS A BEARING OF NORTH 36 DEGREES 44 MINUTES 17. SECONDS WEST AND A LENGTH OF 60.86 FEET), AND NORTH 47 DEGREES 13 MINUTES 16 SECONDS WEST A DISTANCE OF 15.00 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE, RUN NORTHWESTERLY AND NORTHERLY ALONG THE ARC OF 109.00 FOOT RADIUS CURVE AN ARC DISTANCE OF 172.59 FEET TO A POINT (SAID ARC BRING SUBTENDED BY A CHORD THAT LIES TO THE EAST OF SAID ARC AND THAT HAS A BEARING OF NORTH 01 DEGREES 51 MINUTES 38 SECONDS WEST AND A LENGTH OF 155.12 FEET): THENCE NORTH 43 DEGREES 30 MINUTES 00 SECONDS EAST A DISTANC OF 140.91 FEET TO A POINT; THENCE SOUTHEASTERLY AL-ONG THE ARC OF A 53.00 FOOT RADIUS CURVE AN ARC DISTANCE OF 12.83 FEET TO A 1/2” REBAR SET BEING THE TRUE POINT OF BEGINNING (SAID ARC BEING SUBTENDED BY A CHORD THAT LIES TO THE NORTHEAST OF SAID ARC AND THAT HAS A BEARING OF SOUTH 71 DEGREES 00 MINUTES 31 SECONDS EAST AND A LENGTH OF 12.80 FEET); FROM SAID TRUE POINT OF BEGINNING AS THUS ESTABLISHED, RUN THENCE SOUTHEASTERLY, FASTHRLY, AND NORTHERLY ALONG THE ARC OF A 53.00 FOOT RADIUS CURVE AN ARC DISTANCE OF 114.03 FEET TO A 1/2” REBAR SET (SAID ARC BEING SUBTENDED BY A CHORD THAT LIES TO THE NORTHWEST OF SAID ARC AND THAT HAS A BEARING OF NORTH 40 DEGREES 24 MINUTES 34 SECONDS EAST AND A LENGTH OF 93.26 FEET); THENCE NORTH 36 DEGREES 20 MINUTES 12 SECONDS EAST A DISTANCE OF 131.51 FEET TO A 1/2” REBAR SET; THENCE NORTH 68 DEGREES 25 MINUTES 24 SECONDS EAST A DISTANCE OF 146.99 FEET TO A POINT; THENCE SOUTH 26 DEGREES 52 MINUTES 23 SECONDS LAST A DISTANCE OF 555.34 FEET TO A 3/4” PIPE FOUND ON THE NORTHWESTERN RIGHT-OF-WAY LINE OF TUXEDO ROAD; THENCE SOUTHWESTERLY ALONG THE NORTHWESTERN RIGHT-OF-WAY LINE OF TUXEDO ROAD THE FOLLOWING COURSES AND DISTANCES: SOUTHWESTERLY ALONG THE ARC OF AN 862.759 FOOT RADIUS CURVE AN ARC DISTANCE OF 96.08 FEET TO A POINT (SAID ARC BEING SUDTENDED BY A CHORD THAT LIES TO THE SOUTHEAST OF SAID ARC AND THAT HAS A BEARING OF SOUTH 66 DEGREES 19 MINUTES 01 SECONDS WEST AND A LENGTH Of 96.03 FEET), AND SOUTH 63 DEGREES 07 MINUTES 37 SECONDS WEST A DISTANCE OF 253.92 FEET TO A POINT; THENCE LEAVING SAID RIGHT-OF-WAY LINE, RUN NORTH 26 DEGREES 52 MINUTES 23 SECONDS WEST A DISTANCE OF 468.28 FEET TO A 1/2” REBAR SET BEING THE TRUE POINT OF BEGINNING.

EXHIBIT B

(Permitted Title Exceptions)

1.	Any and all prior recorded mortgages and deeds of trust.
2.	Survey exceptions, if any.
3.	Real estate taxes due and payable but unpaid.